CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net revenue:
Loan facilitation service	$ 203,501	$ 31,317	$ 3,045
Post-origination service	4,311	405	25
Others	1,276	171	61
Total net revenue	209,088	31,893	3,131
Operating costs and expenses:
Sales and marketing	108,197	22,354	5,220
Origination and servicing	15,549	3,541	1,255
General and administrative	21,821	10,490	4,998
Total operating costs and expenses	(145,567)	$ (36,385)	$ (11,473)
Interest income	763
(Loss)/income before provision for income taxes	64,284	$ (4,492)	$ (8,342)
Income taxes expense	(20,456)	(5)
Net (loss)/income	$ 43,828	$ (4,497)	$ (8,342)
Basic and diluted (loss)/income per share	$ 0.4354	$ (0.0450)	$ (0.0834)
Weighted-average number of ordinary shares used in computing basic and diluted net loss per share	100,652,055	100,000,000	100,000,000